FULLER, TUBB, POMEROY & STOKES
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                      201 ROBERT S. KERR AVENUE, SUITE 1000
                            OKLAHOMA CITY, OK 73102
G.  M.  FULLER  (1920-1999)                              TELEPHONE  405-235-2575
JERRY  TUBB                                              FACSIMILE  405-232-8384
DAVID  POMEROY
TERRY  STOKES
-------------

OF  COUNSEL:
MICHAEL  A.  BICKFORD
THOMAS  J.  KENAN
ROLAND  TAGUE
BRADLEY  D.  AVEY

                                  May 30, 2002


Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  DC   20549

           Re: Concierge Technologies, Inc. (formerly Starfest, Inc.)
               Commission  File  000-29913
               Form  8-K  (Date  of  Report  March  20,  2002)
               filed  April  2,  2002

Gentlemen:

     The registrant files herewith its Amendment No. 1 to Form 8-K. The sole purpose of this amendment is to add audited financial statements for the years ended June 30, 2001 and 2002, unaudited financial statements for the six-month periods ended December 31, 2001 and 2002, and pro forma statements for the year ended June 30, 2001 and for the period ended December 31, 2001.

     Please contact the undersigned regarding any questions concerning the above. You are requested to communicate with me either by telephone
(405-235-2575)  or,  in  the   instance  of  written   communications,  by   fax
(405-232-8384) followed by a mailed copy of the faxed transmissions, or by e-mail (kenan@ftpslaw.com).

                                 Sincerely,

                                 /s/  Thomas  J.  Kenan

                                 Thomas  J.  Kenan
                                 e-mail:  kenan@ftpslaw.com

Enclosure

cc:  Allen  Kahn,  President
     Hamid  Kabani,  C.P.A.

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                          AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (date of earliest event reported): March 20, 2002




                          Concierge Technologies, Inc.
             (Exact name of registrant as specified in its charter)



  California                         000-29913                      95-4442384
--------------                 ------------------------           -------------
  (state of                    (Commission File Number)           (IRS Employer
incorporation)                                                     I.D. Number)

                              531 Main Street, #963
                              El Segundo, CA 90245
                                  310-645-1582
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)

                                 Starfest, Inc.
                            4602 East Palo Brea Lane
                              Cave Creek, AZ 85331
                                  480-551-8280
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Item  2.     Acquisition  or  Disposition  of  Assets

     Starfest, Inc. (the "Company") effected a merger on March 20, 2002 with Concierge, Inc. pursuant to approving votes of the shareholders of both corporations. The Company's shareholder vote occurred on January 25, 2002. Concierge, Inc.'s shareholder vote occurred on January 4, 2002

     For details of the merger, the Company incorporates by reference the Prospectus-Proxy Statement contained in its Amendment No. 7 to Form S-4 Registration Statement filed November 14, 2001 (Commission File No. 333-38838).

Item  7.     Financial  Statements  and  Exhibits

     (a)     Financial  Statements.
             ----------------------

             Independent  Auditors'  Report                                 F-1
             Balance Sheets June 30, 2001 and 2000                          F-2
             Statements of Operations Years Ended June 30, 2001  and
               2000  and  the  Period  From  September  20,  1996
               (Inception)  to  June  30,  2001                             F-3
             Statements of Cash Flows Years Ended June 30, 2001 and
               2000  and  the  Period  From  September  20,  1996
               (Inception)  to  June  30,  2001                             F-4
             Statement of Changes in Stockholders' Equity (Deficit)
               For  the  Period  September  20,  1996  (Inception)
               to  June  30,  2001                                          F-5
             Notes  to  Financial  Statements                               F-6
             Balance Sheets December 31, 2001 and 2000  (Unaudited)        F-15
             Statements  of  Operations  Six  Month  Periods  Ended
               December  31,  2001  and  2000  and  the  Period  From
               September  20,  1996  (Inception)  to  December  31,
               2001  (Unaudited)                                           F-16
             Statements  of  Cash  Flows  Six  Month  Periods  Ended
               December  31,  2001  and  2000  and  the  Period  From
               September  20,  1996  (Inception)  to  December  31,
               2001  (Unaudited)                                           F-17
             Notes  to  Unaudited  Financial  Statements                   F-18
             Pro  Forma  Statement  of  Operations  for  the  Year
               Ended June 30, 2001 (Unaudited)                             F-25
             Pro  Forma  Statement  of  Financial  Conditions  as  of
               June  30, 2001 (Unaudited)                                  F-26
             Pro  Forma  Statement  of  Operations  for  the  Period
               Ended  December 31, 2001 (Unaudited)                        F-27
             Pro  Forma  Statement  of  Financial  Conditions  as  of
               December  31,  2001 (Unaudited)                             F-28

     (b)     Exhibits.

             The  following exhibits  are  filed  as  a  part  of  this  report.

     Exhibit                              Item
     -------                              ----

     3.5     -     Articles   of   Merger  of   Starfest, Inc.  and   Concierge,
                   Inc. filed with the Secretary of State of Nevada on March 1, 2002.*

     3.6     -     Agreement  of  Merger  between  Starfest, Inc. and Concierge,
                   Inc.  filed  with  the   Secretary  of  State  of  California
                   on March 20, 2002.*

          *Previously  filed  with  Form  8-K;  Commission  File  No.  000-29913
           04-02-02,  incorporated  herein.


Item  8.     Change  in  Fiscal  Year

     On March 20, 2002 the Registrant determined to change its fiscal year from that used in its most recent filing with the Commission (December 31). The new fiscal year end is June 30. The Registrant's Form 10-KSB for the fiscal year-end June 30, 2002 will cover the transition period.

                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2002                    Concierge  Technologies,  Inc.


                                       By/s/Allen  E.  Kahn
                                         ---------------------------------------
                                         Allen  E.  Kahn,  President

                          INDEPENDENT AUDITORS' REPORT


The  Board  of  Directors  and  Stockholders
Concierge,  Inc.
(A  development  stage  company):

We have audited the accompanying balance sheets of Concierge, Inc., a development stage company (a Nevada Corporation) (the "Company") as of June 30, 2001 and 2000 and the related statements of operations, stockholders' deficit and cash flows for the years then ended and for the period from commencement of development stage on September 20, 1996 to June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at June 30, 2001 and 2000 and the results of its operations and its cash flows for each of the two years in the period ended June 30, 2001 and the period from inception (September 20, 1996) to June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has accumulated deficit of $2,001,809 and stockholders deficit of $1,694,038 on June 30, 2001. These factors as discussed in Note 3 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/  Kabani  &  Company,  Inc.

KABANI  &  COMPANY,  INC.
CERTIFIED  PUBLIC  ACCOUNTANTS

Fountain  Valley,  California
October  18,  2001

                                CONCIERGE, INC.
                          (A development stage company)
                                 BALANCE SHEETS
                             JUNE 30, 2001 and 2000

                                      ASSETS              2001         2000
                                      ------          -----------   -----------
CURRENT  ASSETS:
     Cash & cash equivalents                          $       695   $    85,105
     Prepaid Expenses                                     245,800       245,800
     Note Receivable - Related Party                      100,000       100,000
                                                      -----------   -----------
          Total current assets                            346,495       430,905

EQUIPMENT, net                                              2,110         4,692
                                                      -----------   -----------

                                                      $   348,605   $   435,597
                                                      ===========   ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

CURRENT  LIABILITIES:
     Accrued expenses                                 $    90,743   $   138,755
     Loans Payable-Officer                                 22,000         4,400
                                                      -----------   -----------
          Total current liabilities                       112,743       143,155
                                                      -----------   -----------

SUBSCRIPTIONS  RECEIVED  FOR  COMMON  STOCK
  SUBJECT TO CONTINGENCY                                1,663,290     1,175,790

COMMON STOCK ISSUED SUBJECT TO CONTINGENCY                266,610       266,610

STOCKHOLDERS'  DEFICIT:
     Common stock, par value $.01 per share;
     10,000,000 shares authorized; issued and
     outstanding  1,376,380                                 6,959         6,959
     Additional paid in capital                           300,812       300,812
     Deficit accumulated during the development stage  (2,001,809)   (1,457,729)
                                                      -----------   -----------
          Total  stockholders'  deficit                (1,694,038)   (1,149,958)
                                                      -----------   -----------

                                                      $   348,605   $   435,597
                                                      ===========   ===========





   The accompanying notes are an integral part of these financial statements.

                                CONCIERGE, INC.
                          (A development stage company)
                            STATEMENTS OF OPERATIONS
              YEARS ENDED JUNE 30, 2001 & 2000 AND THE PERIOD FROM
                SEPTEMBER 20, 1996 (INCEPTION) TO JUNE 30, 2001

                                                                  SEPTEMBER 20,
                                       JUNE 30,     JUNE 30,   1996 (INCEPTION)
                                         2001         2000     TO  JUNE 30, 2001
                                    -----------   -----------  -----------------
REVENUE                             $         -   $         -    $          -

COSTS  AND  EXPENSES
     Product launch Expenses            230,241       490,078       1,077,785
     General & Administrative
       Expenses                         313,039       496,108         920,024
                                    -----------   -----------    ------------
     TOTAL COSTS AND EXPENSES           543,280       986,186       1,997,809

NET LOSS BEFORE INCOME TAXES           (543,280)     (986,186)     (1,997,809)

     Provision of Income Taxes              800           800           4,000
                                    -----------   -----------    ------------

NET LOSS                               (544,080)     (986,986)     (2,001,809)
                                    ===========   ===========    ============

WEIGHTED AVERAGE SHARES OF COMMON
  STOCK OUTSTANDING, BASIC
  AND DILUTED                         1,065,960     1,065,960
                                    ===========   ===========

BASIC AND DILUTED NET LOSS
  PER SHARE                         $     (0.51)  $     (0.93)    $
                                    ===========   ===========




   The accompanying notes are an integral part of these financial statements.

                                CONCIERGE, INC.
                          (A development stage company)
                            STATEMENTS OF CASH FLOWS
              YEARS ENDED JUNE 30, 2001 & 2000 AND THE PERIOD FROM
                SEPTEMBER 20, 1996 (INCEPTION) TO JUNE 30, 2001

                                                                       SEPTEMBER 20,
                                            JUNE 30,     JUNE 30,   1996 (INCEPTION)
                                              2001         2000     TO  JUNE 30, 2001
                                         -----------   -----------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Loss                            $  (544,080)  $  (986,986)   $(2,001,809)
     Adjustments to reconcile net loss
     to net cash used in operating
     activities:
          Depreciation and amortization        2,582         2,350         10,800
          Stock issued for services                -           929          7,374
          Increase in current assets:
               Prepaid  Expenses                   -      (245,000)      (245,800)
          Increase/(decrease) in current
          liabilities:
               Accounts  payable                   -       (70,093)             -
               Accrued expenses              (48,012)      118,537         90,743
               Payroll tax payable            (4,400)        4,400              -
                                         -----------   -----------    -----------
               Net cash used in
                 operating  activities      (593,910)   (1,175,863)    (2,138,692)
                                         -----------   -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Note receivable - related party               -      (100,000)      (100,000)
     Acquisition of property & equipment           -        (1,266)       (12,910)
                                         -----------   -----------    -----------
     Net cash used in investing
       activities                                  -      (101,266)      (112,910)
                                         -----------   -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from Issuance of Shares              -       202,061        567,007
     Proceeds from advance subscriptions     487,500     1,255,500      1,743,000
     Costs and expenses of advance
       subscriptions                               -       (79,710)       (79,710)
     Proceeds from (repayments of)
       related  party loans                   22,000       (22,000)        22,000
                                         -----------   -----------    -----------
     Net cash provided by financing
       activities                            509,500     1,355,851      2,252,297
                                         -----------   -----------    -----------

NET INCREASE/(DECREASE) IN CASH              (84,410)       78,722            695

CASH,  BEGINNING  BALANCE                     85,105         6,383              -
                                         -----------   -----------    -----------

CASH, ENDING BALANCE                     $       695   $    85,105    $       695
                                         ===========   ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                                CONCIERGE, INC.
                          (A development stage company)
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
        FOR THE PERIOD SEPTEMBER 20, 1996 (INCEPTION) TO JUNE 30, 2001.

                                                                                                                  Subscription
                                                                                                                  received for
                                 Common Stock                                                                     common stock
                              -------------------
                               Number of    Par      Additional     Accumulated   Stockholders'       Advance      subject to
                                 Shares    Value   Paid In Capital    Deficit    Equity (deficit)  Subscriptions   contingency
                              ----------   ------  ---------------  -----------  ----------------  -------------  ------------
Common Stock issued for cash
  through June 30, 1997          176,306  $ 1,763     $106,162      $         -    $  107,925       $        -      $       -

Common stock issued for
  services through June 30,
  1997                           621,545    6,215            -                -         6,215                -              -

Net loss through June 30, 1997         -        -            -          (96,933)      (96,933)               -              -
                              ----------   ------     --------      -----------    ----------       ----------      ---------
Balance at June 30, 1997         797,851    7,978      106,162          (96,933)       17,207                -              -

Common Stock issued for cash
  in the year ended June 30,
  1998                           137,475    1,375      194,650                -       196,025                -              -

Common stock issued for
  services in the year ended
  June 30, 1998                   22,550      226            -                -          226                 -              -

Net loss for the year ended
  June 30, 1998                        -        -            -         (283,891)    (283,891)                -              -
                              ----------   ------     --------      -----------    ----------       ----------      ---------

Balance at June 30, 1998         957,876    9,579      300,812         (380,824)     (70,433)                -              -

Common Stock issued for cash
  in the year ended June 30,
  1999                           208,000        -            -                -            -                 -         60,996

Common stock issued for
  services in the year ended
  June  30, 1999                     450        -           -                 -            -                 -              4

Net loss for the year ended
  June 30, 1999                        -        -           -           (89,919)     (89,919)                -              -
                              ----------   ------     --------      -----------    ----------       ----------      ---------

Balance at June 30, 1999       1,166,326    9,579      300,812         (470,743)    (160,352)                -         61,000

Acquisition and retirement
  of Common shares              (262,000)  (2,620)           -                -       (2,620)                -              -

Common Stock issued for cash
  in the year ended June 30,
  2000                           117,184        -            -                -            -                 -        202,061

Common stock issued for
  services in the year ended
  June 30, 2000                  354,870        -            -                -            -                 -          3,549

Post acquisition stock
  subscription  funds
  received net of costs &
  expenses of $79,710                  -        -            -                -            -         1,175,790              -

Net loss for the year ended
  June 30, 2000                        -        -            -         (986,986)    (986,986)                -              -
                              ----------   ------     --------      -----------    ----------       ----------      ---------

Balance at June 30, 2000       1,376,380    6,959      300,812       (1,457,729)  (1,149,958)        1,175,790        266,610

Post acquisition stock
  subscription  funds
  received                            -         -            -                -            -           487,500              -

Net loss for the year ended
  June 30, 2001                       -         -            -         (544,080)    (544,080)                -              -
                              ----------   ------     --------      -----------   -----------       ----------      ---------

Balance at June 30, 2001       1,376,380   $6,959     $300,812      $(2,001,809) $(1,694,038)       $1,663,290       $266,610
                              ==========   ======     ========      ===========   ==========        ==========      =========


   The accompanying notes are an integral part of these financial statements.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


1.     DESCRIPTION  OF  BUSINESS  AND  BASIS  OF  PRESENTATION

Concierge, Inc. ("the Company"), is a development stage enterprise incorporated in the state of Nevada on September 20, 1996. The Company has undertaken the development and marketing of a new technology, a unified messaging product "The Personal Communications Attendant" ("PCA "). "PCA " will provide a means by which the user of Internet e-mail can have e-mail messages spoken to him/her over any touch-tone telephone or wireless phone in the world. The accounting policies of the Company are in accordance with generally accepted accounting principles and conform to the standards applicable to development stage companies.


2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Cash  and  cash  equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Use  of  estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

Property  &  Equipment

Property and equipment is carried at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Income  taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Basic  and  diluted  net  loss  per  share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Stock-based  compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123. The implementation of this standard did not have any material impact on the Company's financial statements.

Issuance  of  shares  for  service

Valuation of shares for services is based on the estimated fair market value of the services performed.

Fair  value  of  financial  instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Accounting for the costs of computer software developed or obtained for internal use

In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (ASEC of AICPA) issued Statement of position (SOP) No. 98-1, "Accounting for the costs of computer software developed or obtained for internal use", effective for fiscal years beginning after December 15, 1998. SOP N0. 98-1 requires that certain costs of computer software developed or obtained for internal use be capitalized and amortized over the useful life of the related software. The Company adopted this standard in fiscal year 1999 and the implementation of this standard did not have a material impact on its financial statements.

Web  site  development  costs

In March 2000, the Emergency Issues Task Force (EITF) of FASB issued its consensus under EITF-00-02. Per the consensus, certain costs incurred in the development of a Web site should be capitalized. According to the EITF, those costs incurred in developing a software program should be capitalized in accordance with Statement of Position (SOP) 98-1, "Accounting for the costs of Computer Software Developed or obtained for internal use". Capitalization of software development costs begins upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future revenues, estimated economic life, and changes in software and hardware technologies. The Company expenses web site development costs, which are allocated for preliminary project development, web site general and maintenance.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


Costs  of  start-up  activities

In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The Company adopted this standard in fiscal year 1999 and the implementation of this standard did not have a material impact on its financial statements.

Research  and  Development

Expenditures  for  software  development  costs  and  research  are  expensed as incurred. Such costs are required to be expensed until the point that technological feasibility is established. The period between achieving technological feasibility and the general availability of such software has been short. Consequently, costs otherwise capitalizable after technological feasibility is achieved are generally expensed because they are insignificant.

Revenue  Recognition

Revenue Recognition Revenue is recognized when earned. The Company's revenue recognition policies are in compliance with all applicable accounting regulations, including American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 97-2, Software Revenue Recognition, and SOP 98-9, Modification of SOP 97-2, With Respect to Certain Transactions. Revenue from license programs is recorded when the software has been delivered and the customer is invoiced. Revenue from packaged product sales to and through distributors and resellers is recorded when related products are shipped. The Company does not charge monthly service fee, instead charges only one-time purchase price and the option of buying upgrades at a fixed fee based on fair value of the upgrade. When the revenue recognition criteria required for distributor and reseller arrangements are not met, revenue is recognized as payments are received. Costs related to insignificant obligations, which include telephone support for certain products, are accrued. Provisions are recorded for returns, concessions and bad debts. Cost of revenue includes direct costs to produce and distribute product and direct costs to provide online services, consulting, product support, and training and certification of system integrators. Research and development costs are expensed as incurred. The company did not earn any revenue in the years ended June 30, 2001 and 2000.

Allowance  for  doubtful  accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The company did not have accounts receivable or allowance for doubtful accounts as of June 30, 2001 and 2000.

Advertising

The  Company  expenses  advertising  costs  as  incurred.

Accounting  developments

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS
No. 133, as amended by SFAS No. 137 and SFAS No. 138, is effective for fiscal quarters of fiscal years beginning after June 15, 2000. The Company does not expect that the adoption of this standard will have a material impact on its financial statements.

In June 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." The Company does not expect that the adoption of this standard will have a material impact on its financial statements.

In June 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." The Company does not expect that the adoption of this standard will have a material impact on its financial statements.

In September 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125." The Company does not expect that the adoption of this standard will have a material impact on its financial statements.

On July 20, 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements make significant changes to the accounting for business combinations, goodwill, and intangible assets.

SFAS No. 141 establishes new standards for accounting and reporting requirements for business combinations and will require that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited. This statement is effective for business combinations completed after June 30, 2001.

SFAS No. 142 establishes new standards for goodwill acquired in a business combination and eliminates amortization of goodwill and instead sets forth methods to periodically evaluate goodwill for impairment. Intangible assets with a determinable useful life will continue to be amortized over that period. This statement becomes effective January 1, 2002.

The Company does not expect that the adoption of SFAS No. 141 & 142 will have a material impact on its financial statements.

In December 1999, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements." SAB No. 101 summarizes the SEC's views on the application of GAAP to revenue recognition. In June 2000, the SEC released SAB No. 101B that delays the implementation date of SAB 101 until no later than the fourth fiscal quarter of fiscal years b beginning after December 15, 1999. The Company has reviewed SAB No. 101 and believes that it is in compliance with the SEC's interpretation of revenue recognition.

In March 2000, the FASB issued FASB Interpretation No. 44 ("FIN 44") "Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25". FIN 44 clarifies the application of Opinion 25 for (a) the definition of employee for purposes of applying Opinion 25, (b) the criteria for

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequence for various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain provisions cover specific events that occur after either December 15, 1998,or January 12, 2000. The adoption of certain other provisions of FIN 44 prior to March 31, 2000 did not have a material effect on the financial statements. The Company does not expect that the adoption of the remaining provisions will have a material effect on the financial statements.

In January 2001, the Financial Accounting Standards Board Emerging Issues Task Force issued EITF 00-27 effective for convertible debt instruments issued after November 16, 2000. This pronouncement requires the use of the intrinsic value method for recognition of the detachable and imbedded equity features included with indebtedness, and requires amortization of the amount associated with the convertibility feature over the life of the debt instrument rather than the period for which the instrument first becomes convertible. Management is in the process of evaluating the requirements of EITF 00-27, but does not expect this pronouncement will materially impact the Company's financial position or results of operations.

Reclassifications

Certain prior period amounts have been reclassified to conform with the current period presentation.


3.     GOING  CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company's did not earn any revenue during the years ended June 30, 2001 and 2000 and the Company has incurred net losses from inception to June 30, 2001 of $2,001,809 including a net loss of $544,080 during the year ended June 30, 2001. The continuing losses have adversely affected the liquidity of the Company. Losses are expected to continue for the immediate future. The Company faces continuing significant business risks, including but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort from inception through the period ended March 31, 2001, towards (i) obtaining additional equity (ii) management of accrued expenses and accounts payable (iii) Development of the software "PCA " and (vi) evaluation of its distribution and marketing methods.

Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


4.     PROPERTY  AND  EQUIPMENT
                                             June  30, 2001    June  30,  2000
                                             --------------    ---------------
             Property  and  Equipment           $   12,910        $   12,910
             Less:  Accumulated depreciation        10,800             8,218
                                                -----------       ----------
                                                $    2,110        $    4,692
                                                ==========        ==========


5.     PREPAID  EXPENSES

The Company entered into software license agreements with two Delaware Corporations. One Corporation granted permission to the Company to utilize its software for the "PCA " development. The corporation was paid $202,500 as initial non-refundable license fee and was considered to be pre-paid royalties. The agreement calls for the Company to pay a royalty of $1.00 for the first million units sold and $.75 for units greater than 1,000,000.

The  second  software  license  agreement  granted  the  Company  the  rights to incorporate its software in the Company's personal communication attendant e-mail device. The corporation was paid $42,500 by the Company as a non-refundable, advance royalty payment. The agreement calls for the Company to pay a royalty of $1.10 for the first 100,000 units, thereafter $.85 per unit.

The Company amortizes the prepaid royalties by the amount which is the greater of the amount computed using (a) the ratio that current gross revenues bear to the total of current and anticipated future gross revenues or (b) the straight-line method over the remaining estimated economic life. Per the guideline under SFAS 86 "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed", amortization shall start when the product is available for general release to customers.

The term of licenses is five years from the date the Company begins shipping of its product. The prepaid royalties will be amortized based on straight-line method over five-year period from the date shipping begins.


6.     NOTE  RECEIVABLE  -  RELATED  PARTY

The Company has loaned $100,000 to a Corporation with which the Company is planning to merge (see note 9). The Note is due on demand, unsecured and is non-interest bearing.


7.     INCOME  TAXES

No provision was made for Federal income tax since the Company has significant net operating loss carryforwards. Through June 30, 2001, the Company incurred net operating losses for tax purposes of approximately $2,002,000. Differences between financial statement and tax losses consist primarily of amortization allowance, was immaterial at June 30, 2001. The net operating loss carryforwards may be used to reduce taxable income through the year 2016. Net operating loss for carryforwards for the State of California are generally available to reduce taxable income through the year 2006. The availability of the Company's net operating loss carryforwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


The net deferred tax asset balance, due to net operating loss carryforwards, as of June 30, 2001 and 2000 were approximately $800,000 and $580,000, respectively. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carrytforwards cannot reasonably be assured.


8.     STOCKHOLDERS'  EQUITY  AND  COMMON  STOCK  ISSUED  SUBJECT TO CONTINGENCY

The Company issued 117,184 shares for cash totaling $202,061 and 354,870 shares for services of $3,549 during the year ended June 30, 2000. Since December 1998, the Company sold securities to persons in six states in the U. S. The Company did not file Form D or other filings in any of the states or with the SEC for such shares and did not properly follow the requirements for complying with available exemptions in each state. Accordingly, all such shares are subject to the contingency that they may have been issued without the availability of an exemption from registration under the Securities Act of 1933 and under the securities laws of each of the six states. Therefore, the Company has treated all such shares issued since December 1998, as Common stock issued subject to contingency. Total shares issued subject to contingency through June 30, 2001 and 2000, were 680,504 for cash and services amounting $266,610.

During the year ended June 30, 2000, the Company reacquired and cancelled 262,000 shares, previously issued for services of $2,620 in the year ended June 30, 1997.


9.     SUBSCRIPTIONS  RECEIVED  FOR  COMMON  STOCK  SUBJECT  TO  CONTINGENCY

The Company has entered into subscription agreements to issue "post merger" shares in exchange for cash. Through December 31, 2000, the Company had received advance subscriptions for a gross amount of $1,255,500 before deducting associated costs of $79,710, for 5,928,750 post merger shares. In the event the merger between the Company and Starfest, Inc. is not completed prior to November 31, 2000 the obligation of the Company under this agreement may be satisfied by the issuance of shares in the Company equivalent on a pro-rata basis to the number of shares in "post merger" Corporation that are subject to this agreement.

As mentioned in Note 10, the Company is involved in a proposed merger transaction with Starfest, Inc. ("SFI"). SFI filed a registration statement with the Securities and Exchange Commission ("the Commission") on June 8, 2000 related to the proposed merger, naming the Company as the entity proposed to be merged into SFI. From July 1, 2000 through September 15, 2000, the Company received additionally $487,500 as advance subscription for 2,127,500 post merger shares in an offering intended to be exempt from registration pursuant to the provisions of Section 4(2) of the Securities Act of 1933 and of Regulation D, Rule 506 of the Commission. It is possible, but not certain, that the filing of the registration statement by SFI and the manner in which the Company conducted the sale of the 2,127,500 post merger shares of common stock constituted
"general advertising or general solicitation" by the Company. General advertising and general solicitation are activities that are prohibited when conducted in connection with an offering intended to be exempt from registration pursuant to the provisions of Regulation D, Rule 506 of the Commission. The Company does not concede that there was no exemption from registration available

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


for this offering. Nevertheless, should the aforementioned circumstances have constituted general advertising or general solicitation, the Company would be denied the availability of Regulation D, Rule 506 as an exemption from the registration requirements of the Securities Act of 1933 when it sold the 2,127,500 post merger shares of common stock after June 8, 2000. Should no exemption from registration have been available with respect to the sale of these shares, the persons who bought them would be entitled, under the Securities Act of 1933, to the return of their subscription amounts if actions to recover such monies should be filed within one year after the sales in question. Accordingly, the amounts received by the Company from the sale of these shares are set apart from Stockholders' Equity as "Subscription received for common stock subject to contingency" to indicate this contingency. The total contingent liabilities related to such shares amounted to $1,929,900 ($2,009,610 less cost and expenses of $79,710) and $1,442,400 as of June 30, 2001 and 2000, respectively.


10.     MERGER  AGREEMENT

On January 26, 2000 the Company entered into an agreement of merger with Starfest, Inc., a California Corporation. Under the agreement, the presently outstanding 1,376,380 share of common stock of the Company shall be converted into 96,957,713 common stock of Starfest, Inc. on the basis of 70.444 shares of Starfest, Inc. for each share outstanding of the Company. The 96,957,713 post merger shares shall be distributed to the shareholders of the Company on a pro-rata basis. For accounting purposes, the transaction would be treated as a recapitalization of the Company, with the Company as the accounting acquirer (reverse acquisition), and would be accounted for in a manner similar to a pooling of interests. The operations of Starfest, Inc. would be included with those of the Company from the acquisition date. Starfest, Inc. had minimal assets and did not have significant operations prior to the acquisition. The merger is subject to approval by shareholders of both companies and Securities and Exchange Commission.


11.     SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $800 and $800 for income tax in the year ended June 30, 2001 and 2000, respectively. Total amount paid for income taxes from September 20, 1996 (inception) through June 30, 2001 amounted to $4,000. The Company paid $0 for interest during the periods ended June 30, 2001 and 2000. Total amount paid for interest from September 20, 1996 (inception) through June 30, 2001, amounted to $4,227.

The Cash flow statements do not include effect of acquisition and cancellation of 262,000 shares issued for services of $2,620. 737,415 shares have been issued since inception through June 30, 2001, for services amounting $7,374. Valuation of shares is based on the estimated fair market value of the services performed


12.     COMMITMENT

The Company sub-leases office space in Los Angeles, California from Ardent, Ltd. The term of the lease is 26 months with monthly payments of $1,542. The lease expires on August 31, 2002. Rent was $18,501 and $7,823 for the year ended June 30, 2001 and 2000, respectively.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


Future  minimum  lease  payments  associated  with  the  lease  are  as  follow:

                             Year  ended  June  30              Amount
                             ---------------------              ------
                                     2002                     $   18,501
                                     2003                          3,083
                                                              ----------
                                     Total                    $   21,584
                                                              ==========

                                CONCIERGE, INC.
                          (A development stage company)
                                 BALANCE SHEETS
                           DECEMBER 31, 2001 and 2000
                                  (Unaudited)

                                     ASSETS
                                     ------
                                                        2001            2000
                                                    -----------     -----------

CURRENT  ASSETS:
     Cash & cash equivalents                        $       970     $     3,356
     Prepaid expenses                                   245,800         245,800
     Note  receivable - related  party                  100,000         100,000
                                                    -----------     -----------
          Total  current  assets                        346,770         349,156

EQUIPMENT, net                                            1,076           3,401
                                                    -----------     -----------

                                                    $   347,846     $   352,557
                                                    ===========     ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

CURRENT  LIABILITIES:
     Accrued expenses                               $    84,676     $    46,359
     Loans  payable-officer                              21,000          22,000
                                                    -----------     -----------
          Total  current  liabilities                   105,676          68,359

SUBSCRIPTIONS  RECEIVED  FOR  COMMON  STOCK
  SUBJECT  TO  CONTINGENCY                            1,663,290       1,663,290

COMMON  STOCK  ISSUED  SUBJECT  TO  CONTINGENCY         266,610         346,320

STOCKHOLDERS'  DEFICIT:
  Common stock, par value $.01 per share;
    10,000,000  shares
      authorized; issued and outstanding 1,376,380        6,959           8,558
    Additional  paid  in  capital                       300,812         219,503
    Deficit accumulated during the development
      stage                                          (1,995,501)     (1,953,473)
                                                     ----------     -----------
         Total  stockholders'  deficit               (1,687,730)     (1,725,412)
                                                     ----------     -----------

                                                    $   347,846     $   352,557
                                                    ===========     ===========







   The accompanying notes are an integral part of these financial statements.

                                CONCIERGE, INC.
                          (A development stage company)
                            STATEMENTS OF OPERATIONS
      SIX MONTH PERIODS ENDED DECEMBER 31, 2001 & 2000 AND THE PERIOD FROM
              SEPTEMBER 20, 1996 (INCEPTION) TO DECEMBER 31, 2001
                                  (Unaudited)

                                                                     SEPTEMBER 20,
                                                                   1996 (INCEPTION)
                                         2001         2000       TO DECEMBER 31, 2001
                                    ------------   ------------  --------------------
REVENUE                             $          -   $          -      $         -

COSTS  AND  EXPENSES
     Product  launch  expenses                 -        241,928        1,077,785
     General & administrative
       expenses                           45,492        253,016          965,516
                                    ------------   ------------      -----------
     TOTAL COSTS AND EXPENSES             45,492        494,944        2,043,301
                                    ------------   ------------      -----------

OPERATING LOSS                           (45,492)      (494,944)      (2,043,301)

Net  settlement  income                   52,600              -           52,600
                                    ------------   ------------      -----------

NET INCOME (LOSS) BEFORE
  INCOME TAXES                             7,108       (494,944)      (1,990,701)
     Provision of income taxes               800            800            4,800
                                    ------------   ------------      -----------

NET INCOME (LOSS)                   $      6,308   $   (495,744)     $(1,995,501)
                                    ============   ============      ===========

WEIGHTED AVERAGE SHARES OF COMMON
  STOCK OUTSTANDING, BASIC
  AND DILUTED                        120,057,713    120,057,713
                                    ============   ============

BASIC  AND  DILUTED NET INCOME
  (LOSS) PER SHARE                  $     0.0001   $    (0.0041)
                                    ============   ============


   The accompanying notes are an integral part of these financial statements.

                                CONCIERGE, INC.
                          (A development stage company)
                            STATEMENTS OF CASH FLOWS
      SIX MONTH PERIODS ENDED DECEMBER 31, 2001 & 2000 AND THE PERIOD FROM
              SEPTEMBER 20, 1996 (INCEPTION) TO DECEMBER 31, 2001
                                  (Unaudited)

                                                                          SEPTEMBER 20,
                                                                        1996 (INCEPTION)
                                              2001         2000       TO DECEMBER 31, 2001
                                        -------------   ------------  --------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income/(loss)                  $     6,308    $  (495,744)      $(1,995,501)
     Adjustments to reconcile net
       income  (loss)  to  net  cash
       provided by (used in) operating
       activities:
          Depreciation and amortization       1,034          1,291            11,834
          Stock  issued  for  services            -              -             7,374
          Increase in current assets:
               Prepaid  expenses                  -              -          (245,800)
          Increase/(decrease) in current
            liabilities:
               Accrued expenses              (6,067)        (96,796)          84,676
                                        -----------    ------------      -----------
     Net cash provided by (used in)
       operating activities                   1,275        (591,249)      (2,137,417)
                                        -----------    ------------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Note  receivable - related party             -               -         (100,000)
     Acquisition of property & equipment          -               -          (12,910)
                                        -----------    ------------      -----------
     Net cash used in investing
       activities                                 -               -         (112,910)
                                        -----------    ------------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from Issuance of Shares             -               -          567,007
     Proceeds from advance subscriptions          -         487,500        1,743,000
     Costs and expenses of advance
       subscriptions                              -               -          (79,710)
     Proceeds from (repayments of)
       related party loans                   (1,000)         22,000           21,000
                                        -----------    ------------      -----------
     Net cash provided by (used in)
       financing activities                  (1,000)        509,500        2,251,297
                                        -----------    ------------      -----------

NET INCREASE/(DECREASE) IN CASH AND
  CASH EQUIVALENTS                              275         (81,749)             970

CASH AND CASH EQUIVALENTS, BEGINNING
  BALANCE                                       695          85,105                -
                                        -----------    ------------      -----------

CASH AND CASH EQUIVALENTS, ENDING
  BALANCE                               $       970    $      3,356      $       970
                                        ===========    ============      ===========




   The accompanying notes are an integral part of these financial statements.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


1.     DESCRIPTION  OF  BUSINESS  AND  BASIS  OF  PRESENTATION

Concierge, Inc. ("the Company"), is a development stage enterprise incorporated in the state of Nevada on September 20, 1996. The Company has undertaken the development and marketing of a new technology, a unified messaging product "The Personal Communications Attendant" ("PCA "). "PCA " will provide a means by which the user of Internet e-mail can have e-mail messages spoken to him/her over any touch-tone telephone or wireless phone in the world. The accounting policies of the Company are in accordance with generally accepted accounting principles and conform to the standards applicable to development stage companies.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Cash  and  cash  equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Use  of  estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

Property  &  Equipment

Property and equipment is carried at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Income  taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Basic  and  diluted  net  loss  per  share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


Stock-based  compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123. The implementation of this standard did not have any material impact on the Company's financial statements.

Issuance  of  shares  for  service

Valuation of shares for services is based on the estimated fair market value of the services performed.

Fair  value  of  financial  instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Accounting for the costs of computer software developed or obtained for internal use

In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (ASEC of AICPA) issued Statement of position (SOP) No. 98-1, "Accounting for the costs of computer software developed or obtained for internal use", effective for fiscal years beginning after December 15, 1998. SOP N0. 98-1 requires that certain costs of computer software developed or obtained for internal use be capitalized and amortized over the useful life of the related software. The Company adopted this standard in fiscal year 1999 and the implementation of this standard did not have a material impact on its financial statements.

Web  site  development  costs

In March 2000, the Emergency Issues Task Force (EITF) of FASB issued its consensus under EITF-00-02. Per the consensus, certain costs incurred in the development of a Web site should be capitalized. According to the EITF, those costs incurred in developing a software program should be capitalized in accordance with Statement of Position (SOP) 98-1, "Accounting for the costs of Computer Software Developed or obtained for internal use". Capitalization of software development costs begins upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future revenues, estimated economic life, and changes in software and hardware technologies. The Company expenses web site development costs, which are allocated for preliminary project development, web site general and maintenance.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


Costs  of  start-up  activities

In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The Company adopted this standard in fiscal year 1999 and the implementation of this standard did not have a material impact on its financial statements.

Research  and  Development

Expenditures  for  software  development  costs  and  research  are  expensed as incurred. Such costs are required to be expensed until the point that technological feasibility is established. The period between achieving technological feasibility and the general availability of such software has been short. Consequently, costs otherwise capitalizable after technological feasibility is achieved are generally expensed because they are insignificant.

Revenue  Recognition

Revenue Recognition Revenue is recognized when earned. The Company's revenue recognition policies are in compliance with all applicable accounting regulations, including American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 97-2, Software Revenue Recognition, and SOP 98-9, Modification of SOP 97-2, With Respect to Certain Transactions. Revenue from license programs is recorded when the software has been delivered and the customer is invoiced. Revenue from packaged product sales to and through distributors and resellers is recorded when related products are shipped. The Company does not charge monthly service fee, instead charges only one-time purchase price and the option of buying upgrades at a fixed fee based on fair value of the upgrade. When the revenue recognition criteria required for distributor and reseller arrangements are not met, revenue is recognized as payments are received. Costs related to insignificant obligations, which include telephone support for certain products, are accrued. Provisions are recorded for returns, concessions and bad debts. Cost of revenue includes direct costs to produce and distribute product and direct costs to provide online services, consulting, product support, and training and certification of system integrators. Research and development costs are expensed as incurred. The company did not earn any revenue in the periods ended December 31, 2001 and 2000.

Allowance  for  doubtful  accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The company did not have accounts receivable or allowance for doubtful accounts as of December 31, 2001 and 2000.

Advertising

The  Company  expenses  advertising  costs  as  incurred.

Accounting  developments

On July 20, 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements make significant changes to the accounting for business combinations, goodwill, and intangible assets.

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


SFAS No. 141 establishes new standards for accounting and reporting requirements for business combinations and will require that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited. This statement is effective for business combinations completed after June 30, 2001.

SFAS No. 142 establishes new standards for goodwill acquired in a business combination and eliminates amortization of goodwill and instead sets forth methods to periodically evaluate goodwill for impairment. Intangible assets with a determinable useful life will continue to be amortized over that period. This statement is effective January 1, 2002.

Management is in the process of evaluating the requirements of SFAS No. 141 and 142, but does not expect these pronouncements will materially impact the Company's financial position or results of operations.

Reclassifications

Certain prior period amounts have been reclassified to conform with the current period presentation.

3.     GOING  CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company's did not earn any revenue during the periods ended December 31, 2001 and 2000 and the Company has incurred net losses from inception to December 31, 2001 of $1,995,501. The continuing losses have adversely affected the liquidity of the Company. Losses are expected to continue for the immediate future. The Company faces continuing significant business risks, including but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort from inception through the period ended December 31, 2001, towards (i) obtaining additional equity (ii) management of accrued expenses and accounts payable (iii) Development of the software "PCA " and (vi) evaluation of its distribution and marketing methods.

Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

4.     PROPERTY  AND  EQUIPMENT

                                              Dec.  31,  2001   Dec.  31,  2000
                                              ---------------   ---------------
            Property  and  Equipment             $   12,910        $   12,910
            Less:  Accumulated  depreciation         11,834             9,509
                                                 ----------        ----------
                                                 $    1,076        $    3,401
                                                 ==========        ==========

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


5.     PREPAID  EXPENSES

The Company entered into software license agreements with two Delaware Corporations. One Corporation granted permission to the Company to utilize its software for the "PCA " development. The corporation was paid $202,500 as initial non-refundable license fee and was considered to be pre-paid royalties. The agreement calls for the Company to pay a royalty of $1.00 for the first million units sold and $.75 for units greater than 1,000,000.

The  second  software  license  agreement  granted  the  Company  the  rights to incorporate  its  software  in  the  Company's  personal communication attendant
e-mail device. The corporation was paid $42,500 by The Company as a non-refundable, advance royalty payment. The agreement calls for the Company to pay a royalty of $1.10 for the first 100,000 units, thereafter $.85 per unit.

The Company amortizes the prepaid royalties by the amount which is the greater of the amount computed using (a) the ratio that current gross revenues bear to the total of current and anticipated future gross revenues or (b) the straight-line method over the remaining estimated economic life. Per the guideline under SFAS 86 "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed", amortization shall start when the product is available for general release to customers.

The term of licenses is five years from the date the Company begins shipping of its product. The prepaid royalties will be amortized based on straight-line method over five-year period from the date shipping begins.

6.     NOTE  RECEIVABLE  -  RELATED  PARTY

The Company has loaned $100,000 to a Corporation with which the Company is planning to merge (see note 9). The Note is due on demand, unsecured and is non-interest bearing.

7.     INCOME  TAXES

No provision was made for Federal income tax since the Company has significant net operating loss carryforwards. Through December 31, 2001, the Company incurred net operating losses for tax purposes of approximately $1,996,000. Differences between financial statement and tax losses consist primarily of amortization allowance, was immaterial at December 31, 2001. The net operating loss carryforwards may be used to reduce taxable income through the year 2016. Net operating loss for carryforwards for the State of California are generally available to reduce taxable income through the year 2006. The availability of the Company's net operating loss carryforwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The net deferred tax asset balance, due to net operating loss carryforwards, as of December 31, 2001 and 2000 were approximately $798,000 and $781,000, respectively. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carrytforwards cannot reasonably be assured.

8.     STOCKHOLDERS'  EQUITY  AND  COMMON  STOCK  ISSUED  SUBJECT TO CONTINGENCY

The Company issued 117,184 shares for cash totaling $202,061 and 354,870 shares for services of $3,549 during the year ended June 30, 2000. Since December 1998,

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


the Company sold securities to persons in six states in the U. S. The Company did not file Form D or other filings in any of the states or with the SEC for such shares and did not properly follow the requirements for complying with available exemptions in each state. Accordingly, all such shares are subject to the contingency that they may have been issued without the availability of an exemption from registration under the Securities Act of 1933 and under the securities laws of each of the six states. Therefore, the Company has treated all such shares issued since December 1998, as Common stock issued subject to contingency. Total shares issued subject to contingency through December 31, 2001 and 2000, were 680,504 for cash and services amounting $266,610.

9.     SUBSCRIPTIONS  RECEIVED  FOR  COMMON  STOCK  SUBJECT  TO  CONTINGENCY

The Company has entered into subscription agreements to issue "post merger" shares in exchange for cash. Through December 31, 2000, the Company had received advance subscriptions for a gross amount of $1,255,500 before deducting associated costs of $79,710, for 5,928,750 post merger shares. In the event the merger between the Company and Starfest, Inc. is not completed prior to November 31, 2000 the obligation of the Company under this agreement may be satisfied by the issuance of shares in the Company equivalent on a pro-rata basis to the number of shares in "post merger" Corporation that are subject to this agreement.

As mentioned in Note 10, the Company merged with the Starfest, Inc. (SFI) on March 20, 2002. SFI filed a registration statement with the Securities and Exchange Commission ("the Commission") on June 8, 2000 related to the proposed merger, naming the Company as the entity proposed to be merged into SFI. From July 1, 2000 through September 15, 2000, the Company received additionally $487,500 as advance subscription for 2,127,500 post merger shares in an offering intended to be exempt from registration pursuant to the provisions of Section 4(2) of the Securities Act of 1933 and of Regulation D, Rule 506 of the Commission. It is possible, but not certain, that the filing of the registration statement by SFI and the manner in which the Company conducted the sale of the 2,127,500 post merger shares of common stock constituted "general advertising or general solicitation" by the Company. General advertising and general solicitation are activities that are prohibited when conducted in connection with an offering intended to be exempt from registration pursuant to the provisions of Regulation D, Rule 506 of the Commission. The Company does not concede that there was no exemption from registration available for this offering. Nevertheless, should the aforementioned circumstances have constituted general advertising or general solicitation, the Company would be denied the availability of Regulation D, Rule 506 as an exemption from the registration requirements of the Securities Act of 1933 when it sold the 2,127,500 post merger shares of common stock after June 8, 2000. Should no exemption from registration have been available with respect to the sale of these shares, the persons who bought them would be entitled, under the Securities Act of 1933, to the return of their subscription amounts if actions to recover such monies should be filed within one year after the sales in question. Accordingly, the amounts received by the Company from the sale of these shares are set apart from Stockholders' Equity as "Subscription received for common stock subject to contingency" to indicate this contingency. The total contingent liabilities related to such shares amounted to $1,929,900 ($2,009,610 less cost and expenses of $79,710) as of December 31, 2001.

10.     MERGER  AGREEMENT  AND  SUBSEQUENT  EVENT

On January 26, 2000 the Company entered into an agreement of merger with Starfest, Inc., a California Corporation. Under the agreement, the presently outstanding 1,376,380 share of common stock of the Company shall be converted into 96,957,713 common stock of Starfest, Inc. on the basis of 70.444 shares of

                                CONCIERGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


Starfest, Inc. for each share outstanding of the Company. The 96,957,713 post merger shares shall be distributed to the shareholders of the Company on a pro-rata basis. For accounting purposes, the transaction would be treated as a recapitalization of the Company, with the Company as the accounting acquirer (reverse acquisition), and would be accounted for in a manner similar to a pooling of interests. The operations of Starfest, Inc. would be included with those of the Company from the acquisition date. Starfest, Inc. had minimal assets and did not have significant operations prior to the acquisition. The merger is subject to approval by shareholders of both companies and Securities and Exchange Commission. Subsequent to December 31, 2001, the merger was consummated on March 20, 2002.

11.     SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $0 for income tax in the six months periods ended December 31, 2001 and 2000. Total amount paid for income taxes from September 20, 1996 (inception) to December 31, 2001 amounted to $4,000. The Company paid $0 for interest during the periods ended December 31, 2001 and 2000. Total amount paid for interest from September 20, 1996 (inception) through December 31, 2001, amounted to $4,227.

12.     COMMITMENT

The Company sub-leases office space in Los Angeles, California from Ardent, Ltd. The term of the lease is 26 months with monthly payments of $1,542. The lease expires on August 31, 2002. Rent was $9,252 and $9,372 for the six month periods ended December 31, 2001 and 2000, respectively.

Future  minimum  lease  payments  associated  with  the  lease  are  as  follow:

            Twelve  months  ended  December  31,               Amount
            ------------------------------------               ------
                           2002                                12,336

                        PRO FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001
                                  (UNAUDITED)


The following unaudited Pro Forma Statements have been derived from the unaudited financial statements of Starfest, Inc. (A) for the year ended June 30, 2001 and the audited financial statements of Concierge, Inc. (B) for the year ended June 30, 2001. The unaudited Pro Forma Statements of Operations and financial conditions reflect the acquisition of A (a reporting company) by B (a previously non public company) in a reverse merger using purchase method of accounting and assume that such acquisition was consummated as of July 1, 2000. The merger transaction is considered to be a capital transaction (i.e. issuance of stock by Starfest, Inc. accompanied by a recapitalization).

The unaudited Pro Forma Statements of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                       Starfest Inc.  Concierge Inc.  Pro Forma      Pro Forma
                       (Historical)    (Historical)   Adjustment      Combined
                       ------------   -------------   ----------    -----------
Sales                  $         -     $         -    $      -  $             -

Cost  of  Sales                  -               -           -                -
                       ------------    ------------   --------      -----------

  Gross profit                   -               -           -                -

Operating expenses         127,653         543,280           -          670,933
                       ------------    -----------    --------      -----------

Loss from operations      (127,653)       (543,280)          -         (670,933)

Provision for taxes            800             800           -            1,600
                       ------------   ------------   ---------      -----------

NET  INCOME  (LOSS)    $  (128,453)   $  (544,080)   $       -      $  (672,533)
                        ===========   ===========    =========      ===========

EARNINGS  PER  SHARE

  Weighted-average
    number  of
    shares outstanding  22,914,637     96,957,713    8,056,250 (3)  127,928,600
                        ===========   ============   =========      ===========


   Loss per share      $     (0.01)   $     (0.01)   $              $     (0.01)
                       ===========    ===========                   ===========

NOTES:

(1) Earnings per share data shown above are applicable for both primary and fully diluted.

(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued as of June 30, 2001 as if outstanding as of the beginning of the period.

(3) Weighted average number of shares outstanding for combined entity includes 22,914,637 shares of Starfest, Inc., 96,957,713 shares to be issued to the shareholders of Concierge, Inc., 5,928,750 shares to be issued in lieu of advance subscription received by Concierge, Inc. at June 30, 2000 and 2,127,500 shares for advance subscription received from July 1, 2000 through September 15, 2000.

                  PRO FORMA STATEMENT OF FINANCIAL CONDITIONS
                              AS OF JUNE 30, 2001
                                  (UNAUDITED)

                       Starfest Inc.  Concierge Inc.  Pro Forma         Pro Forma
                       (Historical)    (Historical)   Adjustment         Combined
                       ------------   -------------   ----------       -----------
         ASSETS
Current Assets         $       644     $   346,495    $  (100,000) (1) $   247,139

Property & equipment,
  net                            -           2,110              -            2,110
                       -----------     -----------    -----------      -----------

TOTAL ASSETS           $       644     $   348,605    $  (100,000)     $   249,249
                       ===========     ===========    ===========      ===========

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities    $   427,140     $   112,743    $  (100,000) (1) $   439,883

Long term liabilities            -               -              -                -
                       -----------     -----------    -----------      -----------

     Total liabilities     427,140         112,743       (100,000)         439,883
                       -----------     -----------    -----------      -----------

Stockholders'  equity;

  Common  stock          2,711,751           6,959         (6,959) (2)   2,816,765
                                                           96,958  (3)
                                                            8,056  (4)
  Additional paid-in
    capital                      -         300,812          6,959  (2)           0
                                                          (96,958) (3)
                                                        1,921,844  (4)
                                                       (3,138,247) (5)
                                                        1,005,590  (6)
Subscription received
  for common stock               -       1,929,900     (1,929,900) (4)           0
  subject to contingency
  & common stock issued
  subject  to
  contingency

Retained earnings.
  (deficit)            (3,138,247)      (2,001,809)     3,138,247  (5)  (3,007,399)
                                                       (1,005,590) (6)
                       -----------     -----------    -----------      -----------

  Total stockholders'
    equity               (426,496)         235,862              0         (190,634)
                       -----------     -----------    -----------      -----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY   $      644      $   348,605    $  (100,000)     $   249,249
                       ==========      ===========    ===========      ===========


NOTES;

(1)  Elimination  of  inter-company  loan  upon  merger

(2)  Elimination  of  Common  stock  of  Concierge,  Inc.  before  merger

(3) Issuance of 96,957,713 shares of Common stock of $.001 par value to shareholders of Concierge, Inc.

(4)  Conversion  of   "subscription  received   for   common  stock  subject  to
     contingency"  8,056,250  shares  in  to capital  of  the  merged  Company

(5)  Elimination  of  pre-merger  retained  earnings  of  Starfest,  Inc.

(6)  Elimination  of  negative  balance  in  Additional  Paid-in-Capital

                                 STARFEST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (UNAUDITED)


The following unaudited Pro Forma Statements have been derived from the unaudited financial statements of Starfest, Inc. (A) for the period ended December 31, 2001 and theun audited financial statements of Concierge, Inc. (B) for the period ended December 31, 2001. The unaudited Pro Forma Statements of Operations and financial conditions reflect the acquisition of A (a reporting company) by B (a previously non public company) in a reverse merger using purchase method of accounting and assume that such acquisition was consummated as of July 1, 2000. The merger transaction is considered to be a capital transaction (i.e. issuance of stock by Starfest, Inc. accompanied by a recapitalization).

The unaudited Pro Forma Statements of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                       Starfest Inc.  Concierge Inc.  Pro Forma         Pro Forma
                       (Historical)    (Historical)   Adjustment         Combined
                       ------------   -------------   ----------       -----------
Sales                  $         -     $         -    $        -       $         -

Cost  of  Sales                  -               -             -                 -
                       -----------     -----------    ----------       -----------

  Gross profit                   -               -             -                 -

Operating expenses          39,625          45,492             -            85,117
                       -----------     -----------    ----------       -----------

Loss from operations       (39,625)        (45,492)            -           (85,117)

Provision for taxes            800             800             -             1,600
                       -----------     -----------    ----------       -----------
NET INCOME (LOSS)      $   (40,425)    $   (46,292)   $        -       $   (86,717)
                       ===========     ===========    ==========       ===========

EARNINGS PER SHARE

  Weighted-average
    number  of
    shares outstanding  22,914,637      96,957,713     8,056,250 (3)   127,928,600
                       ===========     ===========    ==========       ===========

   Loss  per  share    $   (0.0018)    $   (0.0005)   $                $   (0.0007)
                       ===========     ===========    ==========       ===========

NOTES:

(1) Earnings per share data shown above are applicable for both primary and fully diluted.

(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued as of December 31, 2001 as if outstanding as of the beginning of the period.

(3) Weighted average number of shares outstanding for combined entity includes 22,914,637 shares of Starfest, Inc., 96,957,713 shares to be issued to the shareholders of Concierge, Inc., 5,928,750 shares to be issued in lieu of advance subscription received by Concierge, Inc. at June 30, 2000 and 2,127,500 shares for advance subscription received from July 1, 2000 through September 15, 2000.

                                 STARFEST, INC.
                  PRO FORMA STATEMENT OF FINANCIAL CONDITIONS
                            AS OF DECEMBER 31, 2001
                                  (UNAUDITED)

                       Starfest Inc.  Concierge Inc.  Pro Forma         Pro Forma
                       (Historical)    (Historical)   Adjustment         Combined
                       ------------   -------------   ----------       -----------
         ASSETS
Current Assets         $      119      $   346,770    $   (100,000)(1) $   246,889

Property & equipment,
  net                           -            1,076               -           1,076
                       ----------     ------------    ------------    ------------
TOTAL ASSETS           $      119      $   347,846    $   (100,000)    $   247,965
                       ==========      ===========    ============     ===========

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities    $  466,240      $   105,676    $   (100,000)(1) $   471,916

Long term liabilities           -                -               -               -
                       ----------     ------------    ------------    ------------

  Total  liabilities      466,240          105,676        (100,000)        471,916
                       ----------     ------------    ------------    ------------

Stockholders'  equity;

  Common  stock         2,711,751            6,959          (6,959)(2)   2,816,765
                                                            96,958 (3)
                                                             8,056 (4)
  Additional paid-in.
    capital                     -          300,812           6,959 (2)           -
                                                           (96,958)(3)
                                                         1,921,844 (4)
                                                        (3,177,872)(5)
                                                         1,045,215 (6)
Subscription received
  for common stock              -        1,929,900      (1,929,900)(4)           -
  subject to contingency
  &  common stock issued
  subject to contingency


Retained earnings
  (deficit)            (3,177,872)      (1,995,501)      3,177,872 (5)   (3,040,716)
                                                        (1,045,215)(6)
                       ----------     ------------    ------------    ------------

  Total stockholders'
    equity               (466,121)         242,170               -        (223,951)
                       ----------     ------------    ------------    ------------

TOTAL LIABILITIES AND
STOCKHOLDERS'  EQUITY  $      119      $   347,846    $   (100,000)   $    247,965
                       ==========      ===========    ============    ============


NOTES;

(1)  Elimination  of  inter-company  loan  upon  merger

(2)  Elimination  of  Common  stock  of  Concierge,  Inc.  before  merger

(3) Issuance of 96,957,713 shares of Common stock of $.001 par value to shareholders of Concierge, Inc.

(4)  Conversion  of  "subscription  received   for   common  stock  subject   to
     contingency"  8,056,250  shares  in  to  capital  of  the  merged  Company

(5)  Elimination  of  pre-merger  retained  earnings  of  Starfest,  Inc.

(6)  Elimination  of  negative  balance  in  Additional  Paid-in-Capital